FIRST INVESTORS HIGH YIELD FUND, INC.
                      FIRST INVESTORS FUND FOR INCOME, INC.
                          Supplement dated May 22, 1998
                       to Prospectus dated April 30, 1998


1. Item No. (7) under "How to Buy Shares-Waivers of Class A Sales Charges" on page 19 should read as follows:

(7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 3rd Fund of First Investors U.S. Government Plus Fund;

2. The following sentence replaces the last two sentences of the last paragraph under "Dividends and Other Distributions" on page 28:

Any subsequent dividend or other distribution will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.


FIHYP598